UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Quantitative Management Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

QM U.S. Small-Cap Growth Equity Fund	December 31, 2016

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Domestic small-cap growth stocks produced solid returns in a volatile 2016, thanks to strong gains in the second half of the year. In the first half of the year, small-cap growth stocks struggled to advance due to a sell-off through mid-February and a steep but short-lived midyear drop after the UK voted to leave the European Union. Since the end of June, stocks climbed despite uncertainty related to the November elections and the timing of a possible Federal Reserve interest rate increase. The market rallied—led by small-cap and value stocks—after the unexpected election victory of Donald Trump as the next U.S. president. The rally continued into December, even as the Fed decided to raise short-term rates on December 14.

Your fund returned 9.65% in the last six months of 2016 and 11.31% for the full year. As shown in the Performance Comparison table, the fund outperformed its Lipper peer group index but lagged its benchmark, the MSCI US Small Cap Growth Index, in both periods. (Performance for the Advisor and I Class shares, which incepted at different times in 2016, will vary due to different fee structures and other factors.) For the 12-month period, the fund’s relative performance versus the MSCI index was hurt by our stock selection in financials, energy, and information technology. However, stock selection in the health care and consumer discretionary sectors was beneficial. Sector allocations in aggregate detracted slightly from our relative performance.

The fund’s longer-term record versus its peers remained outstanding. Lipper ranked the QM U.S. Small-Cap Growth Equity Fund in the top quintile of the small-cap growth funds universe for the three-year period ended December 31, 2016. Lipper also ranked the fund in the top decile for the 5- and 10-year periods. We believe our longer-term record is a testament to the value of our quantitative approach to investing. Based on cumulative total return, Lipper ranked the fund 205 of 556, 59 of 504, 35 of 442, and 7 of 321 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2016, respectively. (Results may vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The U.S. economy and the labor market have been growing at a steady pace for many quarters. The 4.7% unemployment rate in December was fairly low—near a nine-year low, in fact. After warning the financial markets for the last few months that the case for raising short-term interest rates had “strengthened,” the Federal Reserve raised rates at its mid-December monetary policy meeting. The central bank also hinted that the market could expect three more rate increases in 2017. As many economic growth indicators are trending positive, we expect that the Fed will follow through with a few rate increases in the new year.

Small-cap stocks had good returns and strongly outperformed large-cap stocks in the second half of 2016 and for the full year. Growth stocks, however, generally lagged value stocks across all market capitalizations in both periods, and especially in the fourth quarter. The market reacted to the November elections with an expectation of fiscal stimulus and less regulation. Increased growth expectations were reflected in higher Treasury bond yields. This configuration of events favored cyclical stocks and stocks of companies that benefit from higher interest rates, such as banks.

In the small-cap growth universe, as measured by the MSCI US Small Cap Growth Index, most sectors produced positive returns in 2016. Energy and materials were top performers, lifted by a rebound in commodity prices from early-2016 lows. Energy stocks also benefited from OPEC’s late-year agreement to curtail production starting in 2017. Industrials and business services shares also did very well amid hopes that President Trump’s plans to increase infrastructure spending would lead to stronger economic growth. Financial stocks advanced amid expectations for reduced regulations and more profitable bank lending due to rising interest rates. Most remaining sectors produced moderate gains. Health care stocks declined, as heightened scrutiny over drug pricing practices and fears of tighter regulations periodically weighed on biotechnology and pharmaceutical stocks throughout the year.

OUR INVESTMENT APPROACH

We would like to welcome new shareholders to the fund and thank our longer-term investors for their continued confidence in our investment management efforts. For the benefit of all investors, including those who are new to T. Rowe Price’s suite of four quantitatively managed (QM) equity mutual funds, we would like to briefly review how we build and manage our portfolios.

The QM funds use a multifactor stock selection process to identify attractive stocks in our opportunity set—in this case, domestic small-cap growth stocks. Our stock selection approach reflects three of our quant team’s key investment convictions:

●

Stocks with lower valuations tend to outperform in every global universe. There are periods during the market cycle when stocks with lower valuations may underperform, but, over time, the evidence for value outperformance is convincing.

●

Quality stocks outperform, in part, because, historically, they have tended to experience more moderate declines in down markets. Limiting portfolio losses in market downturns facilitates compounding, leading to stronger portfolio growth over time.

●	Firms that are profitable and good allocators of capital should be able to outperform over the long term.

WHAT WE SEEK: VALUE AND QUALITY

While each T. Rowe Price QM fund has a customized stock selection process, we focus most on identifying attractive stocks by looking at valuation and quality. We also include metrics that measure the capital allocation decisions of corporate managements. There is also an emphasis on buying stocks that the market recognizes as experiencing a change; company earnings estimate revisions and price change (classified as momentum metrics in academic literature) are two of the metrics that capture market recognition. We weight valuation, cash flow generation, and capital allocation metrics heavily, which reflects our long-term orientation. We expect this should reduce our portfolio turnover and could help reduce taxable distributions. Finally, we tend to hold on to our winners rather than sell them too early.

In short, here are some of the most important factors we consider when ranking thousands of possible investments:

●	Value. We favor stocks that appear inexpensively valued relative to their respective industries and relative to the small-cap growth universe.
●	Quality. We seek companies with high-quality characteristics, which include a high return on capital employed, good earnings quality, and stability of earnings.
●

Cash Flows and Capital Deployment. We prefer companies that generate substantial free cash flow. Such companies have the potential to be self-financing and can continue to invest in periods when borrowing capital is not easy. We particularly like companies that use cash flows wisely in a manner that benefits shareholders—for example, by executing projects with an expected high return. Free cash flows also give companies the ability to buy back their stock, even in down markets, if management determines that is the best use of capital.

PORTFOLIO REVIEW

As shown in the Portfolio Characteristics table on page 5, some of the fund’s fundamental characteristics compared favorably with those of the MSCI index. At the end of 2016, the projected earnings growth rate of our holdings was about the same as the index, while the fund’s P/E ratio was a little lower. The historical earnings growth rate of our holdings was notably higher than those in the benchmark. Also, the fund’s return on equity (ROE), which measures how effectively and efficiently a company and its management are using stockholder equity, was materially higher than that of the benchmark. This is not surprising, as ROE is one of several important metrics that we consider when ranking current and potential portfolio holdings.

As you can see in the Sector Diversification table on page 6, the fund’s sector allocations as of December 31 were somewhat similar to those of the index. We may occasionally have small overweights or underweights, but we aim to outperform through stock selection rather than sector bets. In addition, we believe sector neutrality versus the benchmark helps us avoid risks due to large moves in any individual sector.

Another means of controlling risk is broad diversification: We had 300 holdings at the end of the year and very few individual positions represented 1.0% of the fund’s assets. A third means of controlling risk is managing position sizes: We tend to have larger positions in companies that are proven or stable, such as consumer staples companies. In contrast, we tend to have smaller positions in higher-risk companies.

Some of our largest holdings were also among the largest contributors to absolute performance. For example, machinery company John Bean Technologies was a top contributor in the last six months and for the full year. The company, which is a market leader as a manufacturer of equipment for food processing, also has a smaller business in aerospace technologies. Overall, John Bean has an attractive business profile, as it is benefiting from foodservice industry trends. The company also has good capital management practices, and it made two small acquisitions in recent months that should be accretive to earnings. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Another strong performer in both periods was MarketAxess Holdings. The company, which manages an electronic bond exchange and derives a substantial amount of its revenue from trading fees, benefited from increased bond trading stemming from global interest rate volatility in 2016. The company’s business prospects look favorable, as electronic exchanges are likely to continue taking business away from traditional venues.

Berry Plastics, a producer of plastic packaging and engineered materials, was yet another significant contributor to our 6- and 12-month performance. The company has made some acquisitions in the last couple of years to increase exposure to faster-growing markets and to increase its geographic diversity. Berry Plastics enjoys good free cash flow generation that we believe could be returned to shareholders via dividends or stock buybacks or used to reduce the company’s debt.

One of our worst performers in 2016 was Manhattan Associates, which declined significantly in the second half of the year. As we noted in our midyear report, Manhattan Associates is a provider of supply chain management software and services that has exhibited good sales and earnings growth and high returns on invested capital. Unfortunately, sales in the company’s third-quarter financial report were not as robust as expected, which dragged the stock lower. Other metrics remain favorable, however, such as free cash flow, so we are maintaining our investment.

Some of the stocks that we sold during the year were due to acquisitions. For example, we sold pharmacy operator Rite Aid after it received a merger offer from Walgreens Boots Alliance. Other sales were due to a company’s market capitalization becoming too large, such as Global Payments, a provider of payment technology services and solutions. Still other sales stemmed from a decline in a company’s ranking in our opportunity set. That was the case with Jones Lang LaSalle, a real estate management company that fared poorly in the first half of the year. We deployed the sales proceeds into real estate investment trusts (REITs).

OUTLOOK

The year 2016 ended with a growing sense of optimism that U.S. business conditions should improve under the incoming Trump administration. While generally looser regulations are likely, there’s no way to know which of Trump’s policy proposals will become law. Once Congress acts on the Trump administration’s agenda, we expect to gain more clarity on the path of government fiscal initiatives and, in particular, tax rate changes.

While the U.S. economy picked up in the second half of 2016, it may encounter some headwinds in the new year. For example, the Federal Reserve seems prepared to raise short-term interest rates a few times in 2017. That should benefit many financial stocks in the near term, but higher borrowing costs will eventually, if history is a guide, cap the stock market’s upside and slow the economy. Another potential drag on the economy is the increase in oil prices to around $55 per barrel—compared with a low of $26 per barrel about one year ago. The higher oil price does help energy companies, but it also means consumers and businesses will have higher energy costs. In addition, exporters may be hurt by the recent sharp rise in the U.S. dollar versus other currencies.

While U.S. stock valuations are generally at or above historical averages, corporate earnings are expected to improve in 2017, having recently recovered from an “earnings recession” that lasted more than one year. However, we feel that, unless there is a large increase in earnings above consensus expectations, many stocks in the small-cap universe are fully valued. We believe investors should temper their total return expectations for the year ahead.

The investment landscape is constantly changing, and volatility levels often wax and wane without warning, but our investment strategy remains the same. While we take macroeconomic events into account in the course of monitoring portfolio risks, having a bottom-up stock selection process and not relying on sector bets versus our benchmark helps us avoid risks due to large moves in any one sector. We continue to favor high-quality stocks of companies that generate good cash flows and are judicious in deploying capital. We believe that such companies will distinguish themselves over time with superior performance relative to lower-quality businesses.

We are grateful for the confidence that our shareholders have in our investment management abilities. Thank you for investing with T. Rowe Price.

Respectfully submitted,

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

January 25, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Because the fund invests primarily in securities issued by small-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by larger companies. Small companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the adviser may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

GLOSSARY

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI US Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 12/31/16 |
|---|---|
| Burlington Stores | 1.0% |
| Vail Resorts | 1.0 |
| Toro | 1.0 |
| Domino's Pizza | 1.0 |
| Casey's General Stores | 0.8 |
| Teledyne Technologies | 0.8 |
| MarketAxess Holdings | 0.8 |
| Microsemi | 0.8 |
| Berry Plastics | 0.8 |
| John Bean Technologies | 0.8 |
| Pool | 0.7 |
| J & J Snack Foods | 0.7 |
| Tyler Technologies | 0.7 |
| Cognex | 0.7 |
| Maximus | 0.7 |
| WellCare Health Plans | 0.7 |
| WEX | 0.7 |
| Lennox International | 0.7 |
| CBOE Holdings | 0.7 |
| Fair Isaac | 0.7 |
| West Pharmaceutical Services | 0.7 |
| Align Technology | 0.7 |
| HEICO | 0.7 |
| Middleby | 0.6 |
| Service Corporation International | 0.6 |
| Total | 19.1% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

## CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/16

| Best Contributors | | Worst Contributors | |
|---|---|---|---|
| Microsemi | 9¢ | TreeHouse Foods | -4¢ |
| SVB Financial Group | 8 | Centene | -4 |
| John Bean Technologies | 7 | Novavax* | -4 |
| Burlington Stores | 7 | Manhattan Associates | -4 |
| Toro | 7 | Tyler Technologies | -4 |
| Cognex | 6 | Murphy USA | -4 |
| TESARO | 6 | HSN | -4 |
| Coherent | 6 | Dexcom | -4 |
| Domino's Pizza | 6 | Helen of Troy Limited | -4 |
| Old Dominion Freight Line | 5 | Carters | -3 |
| Total | 67¢ | Total | -39¢ |

12 Months Ended 12/31/16

| Best Contributors | | Worst Contributors | |
|---|---|---|---|
| Burlington Stores | 16¢ | Liberty TripAdvisor Holdings | -5¢ |
| Toro | 11 | Neurocrine Biosciences | -5 |
| John Bean Technologies | 11 | Synaptics | -5 |
| Domino's Pizza | 10 | Novavax* | -5 |
| Microsemi | 10 | Akorn | -5 |
| TESARO | 10 | Tyler Technologies | -5 |
| Coherent | 10 | Manhattan Associates | -4 |
| Cognex | 9 | HSN | -4 |
| WellCare Health Plans | 8 | Dexcom | -4 |
| Vail Resorts | 7 | Ophthotech | -4 |
| Total | 102¢ | Total | -46¢ |

*Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

## Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares | $ Value |
|---|---|---|
| **COMMON STOCKS 99.3%** | | |
| **CONSUMER DISCRETIONARY 16.9%** | | |
| **Auto Components 1.2%** | | |
| Cooper-Standard Holding (1) | 88,900 | 9,190 |
| Drew Industries | 94,300 | 10,161 |
| Gentherm (1) | 125,400 | 4,245 |
| Tenneco (1) | 238,600 | 14,905 |
| | | 38,501 |
| **Distributors 0.7%** | | |
| Pool | 235,900 | 24,614 |
| | | 24,614 |
| **Diversified Consumer Services 1.7%** | | |
| Capella Education | 138,300 | 12,143 |
| Service Corporation International | 737,500 | 20,945 |
| ServiceMaster Global Holdings (1) | 470,000 | 17,705 |
| Sotheby's (1) | 131,571 | 5,244 |
| | | 56,037 |
| **Hotels, Restaurants & Leisure 5.5%** | | |
| Brinker (2) | 270,500 | 13,398 |
| Buffalo Wild Wings (1) | 58,400 | 9,017 |
| Choice Hotels International | 130,400 | 7,309 |
| Churchill Downs | 101,480 | 15,268 |
| Denny's (1) | 1,119,319 | 14,361 |
| Domino's Pizza | 198,700 | 31,641 |
| Jack in the Box | 178,300 | 19,905 |
| Marriott Vacations Worldwide (2) | 165,200 | 14,017 |
| Red Robin Gourmet Burgers (1) | 25,800 | 1,455 |
| Six Flags Entertainment | 237,700 | 14,252 |
| The Cheesecake Factory (2) | 144,200 | 8,635 |
| Vail Resorts | 204,530 | 32,993 |
| | | 182,251 |

| | | |
|---|---|---|
| **Household Durables 0.6%** | | |
| Helen of Troy Limited (1) | 216,200 | 18,258 |
| | | 18,258 |
| **Internet & Direct Marketing Retail 1.3%** | | |
| HSN | 275,700 | 9,456 |
| Liberty Expedia Holdings, Series A (1) | 251,399 | 9,973 |
| Liberty TripAdvisor Holdings, Class A (1) | 333,200 | 5,015 |
| Liberty Ventures, Series A (1) | 281,899 | 10,394 |
| Shutterfly (1)(2) | 138,500 | 6,950 |
| | | 41,788 |
| **Leisure Products 0.5%** | | |
| Brunswick | 296,640 | 16,179 |
| | | 16,179 |
| **Media 1.5%** | | |
| Cable One (2) | 30,800 | 19,149 |
| Eros International (1)(2) | 115,500 | 1,507 |
| Gray Television (1) | 407,000 | 4,416 |
| Lions Gate Entertainment, Series B (1)(2) | 351,932 | 8,637 |
| Live Nation Entertainment (1) | 619,400 | 16,476 |
| | | 50,185 |
| **Multiline Retail 0.4%** | | |
| Big Lots (2) | 240,000 | 12,050 |
| | | 12,050 |
| **Specialty Retail 2.4%** | | |
| Aaron's | 92,659 | 2,964 |
| Burlington Stores (1) | 404,100 | 34,248 |
| Children's Place (2) | 58,700 | 5,926 |
| Monro Muffler Brake | 165,230 | 9,451 |
| Murphy USA (1)(2) | 335,000 | 20,592 |

| | | |
|---|---|---|
| **Personal Products 0.2%** | | |
| Nu Skin Enterprises, Class A | 108,000 | 5,160 |
| | | 5,160 |
| Total Consumer Staples | | 124,342 |
| **ENERGY 4.4%** | | |
| **Energy Equipment & Services 0.7%** | | |
| Core Laboratories | 23,200 | 2,785 |
| Dril-Quip (1)(2) | 102,100 | 6,131 |
| Oceaneering International | 186,800 | 5,270 |
| Oil States International (1) | 154,400 | 6,021 |
| Tesco (1) | 113,800 | 939 |
| | | 21,146 |
| **Oil, Gas & Consumable Fuels 3.7%** | | |
| Carrizo Oil & Gas (1) | 256,500 | 9,580 |
| Diamondback Energy (1)(2) | 161,800 | 16,352 |
| Gran Tierra Energy (1) | 601,800 | 1,817 |
| Matador Resources (1)(2) | 565,400 | 14,565 |
| Parsley Energy (1) | 426,300 | 15,023 |
| PDC Energy (1)(2) | 157,250 | 11,413 |
| Rice Energy (1) | 396,500 | 8,465 |
| RSP Permian (1) | 234,100 | 10,446 |
| SM Energy | 172,500 | 5,948 |
| World Fuel Services | 325,100 | 14,925 |
| WPX Energy (1) | 987,400 | 14,386 |
| | | 122,920 |
| Total Energy | | 144,066 |
| **FINANCIALS 6.2%** | | |
| **Banks 2.0%** | | |
| Centerstate Banks | 559,600 | 14,085 |

| | | |
|---|---|---|
| Hilltop Holdings | 122,100 | 3,639 |
| Signature Bank (1) | 120,000 | 18,024 |
| SVB Financial Group (1) | 115,220 | 19,779 |
| Texas Capital Bancshares (1) | 132,300 | 10,372 |
| | | 65,899 |
| **Capital Markets 3.1%** | | |
| Affiliated Managers Group (1) | 22,100 | 3,211 |
| CBOE Holdings | 299,000 | 22,093 |
| E*TRADE Financial (1) | 466,527 | 16,165 |
| FactSet Research Systems | 78,200 | 12,780 |
| Financial Engines (2) | 146,800 | 5,395 |
| MarketAxess Holdings | 186,800 | 27,445 |
| MSCI, Class A | 199,348 | 15,705 |
| | | 102,794 |
| **Consumer Finance 0.2%** | | |
| Pra (1) | 170,600 | 6,671 |
| | | 6,671 |
| **Insurance 0.3%** | | |
| AmTrust Financial Services (2) | 412,506 | 11,294 |
| | | 11,294 |
| **Thrifts & Mortgage Finance 0.6%** | | |
| MGIC Investment (1) | 879,000 | 8,957 |
| Radian | 533,000 | 9,583 |
| | | 18,540 |
| Total Financials | | 205,198 |
| **HEALTH CARE 19.5%** | | |
| **Biotechnology 5.2%** | | |
| ACADIA Pharmaceuticals (1)(2) | 226,200 | 6,524 |
| Acceleron Pharma (1)(2) | 72,700 | 1,855 |

| | | |
|---|---|---|
| Acorda Therapeutics (1)(2) | 94,800 | 1,782 |
| Agios Pharmaceuticals (1)(2) | 77,000 | 3,213 |
| Alkermes (1) | 78,900 | 4,385 |
| Alnylam Pharmaceuticals (1)(2) | 59,900 | 2,243 |
| AMAG Pharmaceuticals (1)(2) | 120,200 | 4,183 |
| ARIAD Pharmaceuticals (1) | 455,900 | 5,671 |
| Bellicum Pharmaceuticals (1)(2) | 61,300 | 835 |
| BioMarin Pharmaceutical (1) | 45,400 | 3,761 |
| Bluebird Bio (1)(2) | 102,500 | 6,324 |
| Dyax (1) | 247,200 | 606 |
| Exelixis (1)(2) | 772,800 | 11,522 |
| Incyte (1) | 110,288 | 11,059 |
| Insmed (1)(2) | 321,100 | 4,248 |
| Insys Therapeutics (1)(2) | 63,000 | 580 |
| Ionis Pharmaceuticals (1)(2) | 121,400 | 5,807 |
| Ironwood Pharmaceuticals (1)(2) | 304,800 | 4,660 |
| Kite Pharma (1)(2) | 65,100 | 2,919 |
| Ligand Pharmaceuticals, Class B (1)(2) | 108,000 | 10,974 |
| Neurocrine Biosciences (1) | 318,900 | 12,341 |
| Ophthotech (1)(2) | 56,500 | 273 |
| OPKO Health (1)(2) | 487,700 | 4,536 |
| Prothena (1) | 93,200 | 4,585 |
| Radius Health (1)(2) | 69,700 | 2,651 |
| Regulus Therapeutics (1) | 65,100 | 146 |
| Repligen (1) | 148,700 | 4,583 |
| SAGE Therapeutics (1)(2) | 72,400 | 3,697 |
| Seattle Genetics (1) | 137,000 | 7,230 |
| Spark Therapeutics (1) | 95,500 | 4,765 |
| Tesaro (1)(2) | 145,400 | 19,553 |
| Ultragenyx Pharmaceutical (1)(2) | 89,800 | 6,314 |
| United Therapeutics (1)(2) | 53,700 | 7,702 |
| | | 171,527 |

| | | |
|---|---|---|
| **Health Care Equipment & Supplies 5.2%** | | |
| Abaxis | 107,200 | 5,657 |
| Align Technology (1) | 225,600 | 21,687 |
| Cantel Medical | 184,400 | 14,521 |
| Cooper Companies | 56,650 | 9,910 |
| Dexcom (1)(2) | 190,700 | 11,385 |
| Halyard Health (1) | 163,600 | 6,050 |
| ICU Medical (1) | 131,400 | 19,362 |
| IDEXX Laboratories (1) | 114,100 | 13,380 |
| Inogen (1) | 166,700 | 11,197 |
| Masimo (1) | 243,200 | 16,392 |
| Natus Medical (1) | 238,400 | 8,296 |
| NuVasive (1) | 167,900 | 11,310 |
| West Pharmaceutical Services | 258,100 | 21,895 |
| | | 171,042 |
| **Health Care Providers & Services 3.4%** | | |
| Air Methods (1)(2) | 68,100 | 2,169 |
| Centene (1) | 303,351 | 17,142 |
| Chemed (2) | 86,900 | 13,940 |
| CorVel (1) | 130,966 | 4,793 |
| HealthSouth (2) | 211,300 | 8,714 |
| MEDNAX (1) | 117,700 | 7,846 |
| Surgical Care Affiliates (1) | 235,100 | 10,878 |
| Team Health Holdings (1) | 273,000 | 11,862 |
| U.S. Physical Therapy | 182,400 | 12,805 |
| WellCare Health Plans (1) | 163,300 | 22,385 |
| | | 112,534 |
| **Health Care Technology 0.6%** | | |
| Omnicell (1) | 279,300 | 9,468 |
| Veeva Systems, Class A (1) | 245,200 | 9,980 |
| | | 19,448 |

| | | |
|---|---|---|
| **Life Sciences Tools & Services 2.8%** | | |
| Bio-Rad Laboratories, Class A (1)(2) | 67,000 | 12,213 |
| Bruker | 291,800 | 6,180 |
| Cambrex (1) | 270,900 | 14,615 |
| Charles River Laboratories International (1) | 169,300 | 12,899 |
| INC Research Holdings, Class A (1) | 257,700 | 13,555 |
| Parexel International (1)(2) | 189,400 | 12,447 |
| PRA Health Sciences (1) | 147,500 | 8,130 |
| VWR (1)(2) | 424,800 | 10,633 |
| | | 90,672 |
| **Pharmaceuticals 2.3%** | | |
| Akorn (1) | 396,600 | 8,658 |
| Depomed (1)(2) | 490,600 | 8,841 |
| Innoviva (1)(2) | 158,400 | 1,695 |
| Jazz Pharmaceuticals (1) | 16,200 | 1,766 |
| Mallinckrodt (1) | 21,880 | 1,090 |
| Medicines Company (1)(2) | 155,300 | 5,271 |
| Nektar Therapeutics (1) | 428,400 | 5,256 |
| Pacira Pharmaceuticals (1)(2) | 77,800 | 2,513 |
| Phibro Animal Health, Class A | 226,300 | 6,631 |
| Prestige Brands (1) | 384,000 | 20,006 |
| Supernus Pharmaceuticals (1) | 182,000 | 4,595 |
| Therapeutics MD (1) | 845,600 | 4,879 |
| Theravance Biopharma (1)(2) | 153,329 | 4,888 |
| | | 76,089 |
| Total Health Care | | 641,312 |
| **INDUSTRIALS & BUSINESS SERVICES 17.1%** | | |
| **Aerospace & Defense 3.2%** | | |
| Aerojet Rocketdyne Holdings (1)(2) | 357,700 | 6,421 |
| Curtiss-Wright | 144,500 | 14,213 |
| Esterline Technologies (1) | 59,700 | 5,325 |

| | | |
|---|---|---|
| HEICO, Class A | 315,226 | 21,404 |
| Hexcel (2) | 253,200 | 13,025 |
| Moog, Class A (1) | 258,200 | 16,958 |
| Teledyne Technologies (1) | 224,730 | 27,642 |
| | | 104,988 |
| **Airlines 0.6%** | | |
| Allegiant Travel (2) | 41,900 | 6,972 |
| Spirit Airlines (1) | 189,300 | 10,953 |
| | | 17,925 |
| **Building Products 1.4%** | | |
| AAON | 271,100 | 8,960 |
| Lennox International | 144,700 | 22,164 |
| Patrick Industries (1) | 210,500 | 16,061 |
| | | 47,185 |
| **Commercial Services & Supplies 1.5%** | | |
| Clean Harbors (1)(2) | 118,200 | 6,578 |
| Healthcare Services | 296,400 | 11,610 |
| Rollins | 552,325 | 18,657 |
| US Ecology | 211,800 | 10,410 |
| West | 131,300 | 3,251 |
| | | 50,506 |
| **Construction & Engineering 0.2%** | | |
| Valmont Industries | 40,400 | 5,692 |
| | | 5,692 |
| **Electrical Equipment 0.9%** | | |
| Acuity Brands (2) | 53,200 | 12,281 |
| AZZ | 203,300 | 12,991 |
| Generac Holdings (1)(2) | 134,900 | 5,496 |
| | | 30,768 |

| | | |
|---|---|---|
| **Machinery 5.6%** | | |
| Chart Industries (1) | 85,500 | 3,080 |
| Graco | 185,670 | 15,427 |
| Hyster-Yale Materials Handling | 35,444 | 2,260 |
| IDEX | 88,200 | 7,943 |
| John Bean Technologies | 310,000 | 26,645 |
| Lincoln Electric Holdings (2) | 57,800 | 4,432 |
| Lydall (1) | 202,600 | 12,531 |
| Manitowoc Foodservice (1) | 381,800 | 7,380 |
| Middleby (1) | 163,700 | 21,086 |
| Nordson | 167,300 | 18,746 |
| Standex International | 63,800 | 5,605 |
| Sun Hydraulics | 50,513 | 2,019 |
| Toro | 587,600 | 32,876 |
| Wabtec (2) | 126,820 | 10,529 |
| Woodward | 220,730 | 15,241 |
| | | 185,800 |
| **Marine 0.4%** | | |
| Kirby (1) | 108,700 | 7,229 |
| Matson (2) | 208,900 | 7,393 |
| | | 14,622 |
| **Professional Services 1.4%** | | |
| Dun & Bradstreet | 107,200 | 13,006 |
| Exponent | 239,008 | 14,412 |
| Huron Consulting Group (1) | 151,417 | 7,669 |
| TransUnion (1) | 304,700 | 9,424 |
| | | 44,511 |
| **Road & Rail 1.1%** | | |
| AMERCO | 19,600 | 7,244 |
| Landstar System | 133,000 | 11,345 |

| | | |
|---|---|---|
| Old Dominion Freight Line (1) | 210,900 | 18,093 |
| | | 36,682 |
| **Trading Companies & Distributors 0.8%** | | |
| Beacon Roofing Supply (1) | 151,200 | 6,966 |
| Univar (1) | 233,200 | 6,616 |
| Watsco (2) | 82,800 | 12,264 |
| | | 25,846 |
| Total Industrials & Business Services | | 564,525 |
| **INFORMATION TECHNOLOGY 23.3%** | | |
| **Communications Equipment 1.1%** | | |
| ARRIS International (1) | 520,000 | 15,667 |
| Echostar (1) | 105,800 | 5,437 |
| NetScout Systems (1)(2) | 151,300 | 4,766 |
| Plantronics | 206,700 | 11,319 |
| | | 37,189 |
| **Electronic Equipment, Instruments & Components 1.9%** | | |
| Anixter International (1) | 102,600 | 8,316 |
| Cognex | 365,300 | 23,240 |
| Coherent (1) | 147,130 | 20,214 |
| OSI Systems (1) | 125,000 | 9,515 |
| VeriFone Systems (1)(2) | 166,400 | 2,950 |
| | | 64,235 |
| **Internet Software & Services 2.4%** | | |
| CommerceHub, Series A (1) | 39,090 | 587 |
| CommerceHub, Series C (1) | 78,680 | 1,183 |
| Comscore (1)(2) | 176,800 | 5,583 |
| CoStar Group (1) | 51,600 | 9,726 |
| Envestnet (1) | 171,200 | 6,035 |
| j2 Global (2) | 138,440 | 11,324 |
| LogMeIn | 127,700 | 12,329 |

| | | |
|---|---|---|
| MercadoLibre (2) | 43,600 | 6,808 |
| Stamps.com (1) | 107,130 | 12,283 |
| WebMD Health (1)(2) | 256,412 | 12,710 |
| | | 78,568 |

**IT Services 6.2%**

| | | |
|---|---|---|
| Blackhawk Network Holdings (1) | 184,300 | 6,943 |
| Booz Allen Hamilton | 470,500 | 16,971 |
| Broadridge Financial Solutions | 294,400 | 19,519 |
| Cardtronics (1)(2) | 317,244 | 17,312 |
| CoreLogic (1) | 385,900 | 14,213 |
| CSRA | 353,000 | 11,239 |
| DST Systems | 146,900 | 15,740 |
| EPAM Systems (1)(2) | 55,430 | 3,565 |
| Euronet Worldwide (1) | 220,800 | 15,993 |
| Gartner (1) | 163,600 | 16,535 |
| Jack Henry & Associates | 117,200 | 10,405 |
| Maximus | 408,500 | 22,790 |
| Perficient (1)(2) | 91,800 | 1,606 |
| Travelport Worldwide | 547,700 | 7,723 |
| WEX (1) | 200,020 | 22,322 |
| | | 202,876 |

**Semiconductor & Semiconductor Equipment 3.7%**

| | | |
|---|---|---|
| Advanced Energy Industries (1) | 164,400 | 9,001 |
| Cabot Microelectronics | 83,300 | 5,262 |
| Cavium (1)(2) | 224,400 | 14,011 |
| Cirrus Logic (1) | 328,730 | 18,586 |
| Integrated Device Technology (1) | 632,300 | 14,897 |
| MaxLinear, Class A (1) | 528,300 | 11,517 |
| Microsemi (1) | 505,200 | 27,266 |
| Synaptics (1) | 191,000 | 10,234 |
| Teradyne | 71,600 | 1,819 |

| | | |
|---|---|---|
| Versum Materials (1) | 313,500 | 8,800 |
| | | 121,393 |
| **Software 7.5%** | | |
| ACI Worldwide (1) | 433,200 | 7,863 |
| Aspen Technology (1) | 294,100 | 16,081 |
| Blackbaud (2) | 296,000 | 18,944 |
| Commvault Systems (1) | 190,500 | 9,792 |
| Computer Modelling (CAD) | 514,500 | 3,491 |
| Descartes Systems (1) | 400,700 | 8,575 |
| Ellie Mae (1) | 102,400 | 8,569 |
| Fair Isaac (2) | 185,100 | 22,068 |
| Fortinet (1) | 379,800 | 11,440 |
| Manhattan Associates (1) | 381,800 | 20,247 |
| Monotype Imaging Holdings | 141,115 | 2,801 |
| Pegasystems | 337,900 | 12,164 |
| Proofpoint (1)(2) | 186,800 | 13,197 |
| PTC (1) | 374,850 | 17,344 |
| SS&C Technologies Holdings (2) | 582,600 | 16,662 |
| Take-Two Interactive Software (1) | 357,000 | 17,597 |
| Tyler Technologies (1) | 168,400 | 24,042 |
| Ultimate Software Group (1) | 94,000 | 17,141 |
| | | 248,018 |
| **Technology Hardware, Storage & Peripherals 0.5%** | | |
| Cray (1) | 201,800 | 4,177 |
| NCR (1) | 295,800 | 11,998 |
| | | 16,175 |
| Total Information Technology | | 768,454 |
| **MATERIALS 4.2%** | | |
| **Chemicals 2.5%** | | |
| AdvanSix (1) | 188,800 | 4,180 |

| | | |
|---|---|---|
| Chase (2) | 27,200 | 2,272 |
| GCP Applied Technologies (1) | 487,500 | 13,041 |
| Innospec | 121,200 | 8,302 |
| Minerals Technologies | 169,600 | 13,102 |
| NewMarket (2) | 35,700 | 15,131 |
| PolyOne | 400,300 | 12,826 |
| Stepan | 87,738 | 7,149 |
| W. R. Grace | 81,900 | 5,540 |
| | | 81,543 |
| **Containers & Packaging 1.2%** | | |
| Berry Plastics (1) | 547,800 | 26,694 |
| Graphic Packaging Holding | 1,127,300 | 14,069 |
| | | 40,763 |
| **Metals & Mining 0.3%** | | |
| Worthington Industries (2) | 168,300 | 7,984 |
| | | 7,984 |
| **Paper & Forest Products 0.2%** | | |
| Clearwater Paper (1) | 38,100 | 2,497 |
| Kapstone Paper & Packaging | 215,500 | 4,752 |
| | | 7,249 |
| Total Materials | | 137,539 |
| **REAL ESTATE 3.9%** | | |
| **Equity Real Estate Investment Trusts 3.7%** | | |
| CoreSite Realty, REIT | 232,500 | 18,453 |
| CubeSmart, REIT | 355,100 | 9,506 |
| CyrusOne, REIT (2) | 375,400 | 16,792 |
| Empire State Realty Trust, REIT | 533,200 | 10,765 |
| Equity LifeStyle Properties, REIT | 281,700 | 20,311 |
| FelCor Lodging Trust, REIT | 1,151,300 | 9,222 |
| First Industrial Realty, REIT | 457,300 | 12,827 |

| | | |
|---|---|---|
| Forest City Realty Trust, Class A, REIT | 423,200 | 8,819 |
| Pebblebrook Hotel Trust, REIT (2) | 199,940 | 5,948 |
| PS Business Parks, REIT | 78,000 | 9,089 |
| | | 121,732 |
| **Real Estate Management & Development 0.2%** | | |
| Kennedy-Wilson Holdings | 347,100 | 7,116 |
| | | 7,116 |
| Total Real Estate | | 128,848 |
| Total Common Stocks (Cost $2,726,827) | | 3,269,910 |
| **SHORT-TERM INVESTMENTS 0.6%** | | |
| **Money Market Funds 0.6%** | | |
| T. Rowe Price Government Reserve Fund, 0.43% (3)(4) | 21,045,895 | 21,046 |
| Total Short-Term Investments (Cost $21,046) | | 21,046 |
| **SECURITIES LENDING COLLATERAL 6.0%** | | |
| **Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 6.0%** | | |
| **Short-Term Funds 6.0%** | | |
| T. Rowe Price Short-Term Fund, 0.61% (3)(4) | 19,766,305 | 197,663 |
| Total Investments through Securities Lending Program with State Street Bank and Trust Company | | 197,663 |
| Total Securities Lending Collateral (Cost $197,663) | | 197,663 |
| **Total Investments in Securities 105.9% of Net Assets (Cost $2,945,536)** | | **$ 3,488,619** |

‡ Shares are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) All or a portion of this security is on loan at December 31, 2016 -- total value of such securities at period-end amounts to $191,745. See Note 3.

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $2,945,536) | $ 3,488,619 |
| Receivable for shares sold | 16,610 |
| Receivable for investment securities sold | 2,577 |
| Dividends receivable | 2,105 |
| Foreign currency (cost $33) | 33 |
| Other assets | 538 |
| Total assets | 3,510,482 |
| **Liabilities** | |
| Obligation to return securities lending collateral | 197,816 |
| Payable for shares redeemed | 10,039 |
| Payable for investment securities purchased | 7,454 |
| Investment management fees payable | 1,781 |
| Due to affiliates | 127 |
| Other liabilities | 424 |
| Total liabilities | 217,641 |
| **NET ASSETS** | **$ 3,292,841** |
| **Net Assets Consist of:** | |
| Accumulated undistributed net realized loss | $ (1,126) |
| Net unrealized gain | 543,083 |
| Paid-in capital applicable to 115,118,169 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the corporation authorized | 2,750,884 |
| **NET ASSETS** | **$ 3,292,841** |
| **NET ASSET VALUE PER SHARE** | |
| **Investor Class** | |
| **($2,870,213,304 / 100,361,292 shares outstanding)** | **$ 28.60** |
| **Advisor Class** | |
| **($8,177,749 / 286,276 shares outstanding)** | **$ 28.57** |
| **I Class** | |
| **($414,449,714 / 14,470,601 shares outstanding)** | **$ 28.64** |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

## Statement of Changes in Net Assets

($000s)

| | Year Ended 12/31/16 | 12/31/15 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment loss | $ (1,757) | $ (2,441) |
| Net realized gain | 1,663 | 36,702 |
| Change in net unrealized gain / loss | 318,589 | (45,832) |
| Increase (decrease) in net assets from operations | 318,495 | (11,571) |
| Distributions to shareholders | | |
| Net realized gain | | |
| Investor Class | (698) | (36,730) |
| Advisor Class | (2) | – |
| I Class | (95) | – |
| Decrease in net assets from distributions | (795) | (36,730) |
| Capital share transactions* | | |
| Shares sold | | |
| Investor Class | 1,269,210 | 1,497,517 |
| Advisor Class | 8,932 | – |
| I Class | 413,978 | – |
| Distributions reinvested | | |
| Investor Class | 635 | 32,706 |
| Advisor Class | 2 | – |
| I Class | 92 | – |
| Shares redeemed | | |
| Investor Class | (811,253) | (343,769) |
| Advisor Class | (856) | – |
| I Class | (22,869) | – |
| Redemption fees received | 228 | 236 |
| Increase in net assets from capital share transactions | 858,099 | 1,186,690 |
| **Net Assets** | | |
| Increase during period | 1,175,799 | 1,138,389 |
| Beginning of period | 2,117,042 | 978,653 |
| **End of period** | **$ 3,292,841** | **$ 2,117,042** |
| Undistributed net investment income | – | – |

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Quantitative Management Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price QM U.S. Small-Cap Growth Equity Fund (the fund), formerly the T. Rowe Price Diversified Small-Cap Growth Fund, is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies. The fund has three classes of shares: the QM U.S. Small-Cap Growth Equity Fund (Investor Class), the QM U.S. Small-Cap Growth Equity Fund–Advisor Class (Advisor Class), and the QM U.S. Small-Cap Growth Equity Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared by each class and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $12,000 for the year ended December 31, 2016.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2016, the value of loaned securities was $191,745,000; the value of cash collateral and related investments was $197,816,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,132,610,000 and $259,104,000, respectively, for the year ended December 31, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the current net operating loss. For the year ended December 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2016 and December 31, 2015, were characterized for tax purposes as follows:

At December 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2016, the effective annual group fee rate was 0.29%.

The Advisor Class is subject to a contractual expense limitation through April 30, 2019. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.10%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the period ended December 31, 2016, each class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2016, expenses incurred pursuant to these service agreements were $67,000 for Price Associates; $822,000 for T. Rowe Price Services, Inc.; and $71,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of December 31, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 9,653 shares of the Advisor Class, representing 3% of the Advisor Class’s net assets and 10,267 shares of the I Class, representing less than 1% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Quantitative Management
Funds, Inc. and Shareholders of T. Rowe Price QM U.S. Small-Cap Growth
Equity Fund (formerly known as T. Rowe Price Diversified Small-Cap
Growth Fund, Inc.)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price QM U.S. Small-Cap Growth Equity Fund (formerly known as T. Rowe Price Diversified Small-Cap Growth Fund, Inc.) (one of the portfolios constituting T. Rowe Price Quantitative Management Funds, Inc., hereafter referred to as the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2017

Tax Information (Unaudited) for the Tax Year Ended 12/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $795,000 from short-term capital gains.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies
(1944)	(2009 to present); Director, BioMed Realty Trust (2013 to 2016);
2009	Chairman of the Board, Mesa Biotech, a molecular diagnostic
[187]	company (March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present); Director, Novartis, Inc. (2009 to 2014); Director, IBM
(2007 to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank
[187]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009
2013	to September 2016), First Industrial Realty Trust, an owner
[187]	and operator of industrial properties; Chairman of the Board (2005 to May 2016) and Director (1999 to May 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Director, Boston Properties
(May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[187]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[187]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[187]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[187]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[187]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[187]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price; Chairman of the Board, Chief Investment Officer, Director, and
2013	Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe
[131]	Price Trust Company; Director, United Technologies (January 2016
to present)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Quantitative
Management Funds, Inc.	Principal Occupation(s)

Vinit Agrawal (1987)	Vice President, T. Rowe Price
Vice President

Boyko D. Atanassov (1969)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Vidya Kadiyam (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Farris G. Shuggi (1984)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,146,000 and $2,158,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Quantitative Management Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 16, 2017